Exhibit 3.15


                                     FORM B

                  BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE
                     SURE TO READ CAREFULLY THE INSTRUCTIONS
                              ON THE BACK THEREOF.

                   (THESE ARTICLES MUST BE FILED IN DUPLICATE)

                                               ---------------------------------
STATE OF ILLINOIS  }                            (Do not write in this space)
                   }        ss.
COOK COUNTY.       }                            Date Paid              6-22-55
                                                Initial License Fee    $ 12.50
                                                Franchise Tax          $ 13.55
To CHARLES F. CARPENTIER, Secretary of State:   Filing Fee             $ 20.00
                                                Clerk                  None
                                               ---------------------------------

     We, the undersigned,

                                                                         1209 21
- --------------------------------------------------------------------------------
                                                  Address
         Name      Number        Street           City            State
- --------------------------------------------------------------------------------
MAXWELL SINGER     120 South LaSalle Street,     Chicago 3,     Illinois
- --------------------------------------------------------------------------------
ELAINE O. MARKS    120 South LaSalle Street,     Chicago 3,     Illinois
- --------------------------------------------------------------------------------
MAE R. EPSTEIN     120 South LaSalle Street,     Chicago 3,     Illinois
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

being natural persons of the age of twenty-one years or more and subscribers to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the Corporation is: SUN VALLEY BAKING CORP.

                                   ARTICLE TWO

The address of its initial registered office in the State of Illinois is: 120 South LaSalle Street, in the City of Chicago (3) County of Cook and the name of its initial Registered Agent at said address is: PHILIP R. TOOMIN

                                  ARTICLE THREE

The duration of the corporation is: Perpetual

                                  ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

To engage in the business of manufacturer and jobber of bakery goods and confections; to manufacture, sell and deal in commodities usable in the business of candy and confectionery manufacturer, and in the manufacture of bakery products; to manufacture, purchase or otherwise acquire, hold, own, sell, assign and transfer, invest, trade and deal in goods, wares and merchandise, machinery, appliances and property of every class and description necessary or incident to the business of manufacturing and jobbing bakery goods and confections.

                                  ARTICLE FIVE

Paragraph 1: The aggregate number of shares which the corporation is authorized to issue is 4000, divided into one classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:


           Series    Number of    Par Value per share or statement that
Class     (If any)    Shares                     shares
                                          are without par value

Common                 4000                 $25.00 par value


Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

                                   ARTICLE SIX

     The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:


Class of shares           Number                    Total consideration to be
                         of shares                     received therefor:

Common                     1000                          $25,000.00
                                                         $
                                                         $
                                                         $
                                                         $


                                  ARTICLE SEVEN

     The corporation will not commence business until at lease one thousand dollars has been received as consideration of the issuance of shares.

                                  ARTICLE EIGHT

     The number of directors to be elected at the first meeting of the Shareholders is: Five

                                  ARTICLE NINE

Paragraph 1: it is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $25,000.00;

Paragraph 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $25,000.00;

Paragraph 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $100,000.00;

Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $50,000.00.

                                  -----------------------------
                                                                 }
                                  -----------------------------
                                                                 }
                                  -----------------------------
                                                                 }
                                  -----------------------------   Incorporators
                                                                 }
                                  -----------------------------
                                                                 }
                                  -----------------------------
                                                                 }
                                  -----------------------------

                             OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS, }
                   }   ss.
COOK COUNTY.       }

     I, L. DARLANE SILVERMAN, a Notary Public do hereby certify that on the 21st day of June, 1995, Maxwell Singer, Elaine O. Marks, and Mae R. Epstein personally appeared before me and being first duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

                                             -----------------------------------
                                                       Notary Public

    Place
NOTARIAL SEAL
    Here


                 FORM B
- ----------------------------------------

ARTICLES OF INCORPORATION

SUN VALLEY BAKING CORP.

- ----------------------------------------

The following fees are required to be
paid at the time of issuing certificate
of incorporation: Filing fee, $20.00;
Initial license fee of 50(cent) per
$1000.00 or 1/20 of 1% of the amount of
stated capital and paid in surplus the
corporation proposes to issue without
further report (Article Six); Franchise
tax 1/20 of 1% of the issued, as above
noted. However, the minimum annual
franchise tax is $10.00 and varies
monthly on $20,000 or less, as follows:
January, $15; February, $14.17; March,
$13.34; April, $12.50; May, $11.67; June
$10.84; July, $10.00; Aug., $9.17;
Sept., $8.34; Oct., $7.50; Nov., $6.67;
Dec., $5.84; (See Sec. 133, BCA).


In excess of $20,000.00 the franchise
tax per $1000.00 is as follows: Jan.,
$0.75; Feb., .7044; March, .6667; April,
 .625; May, .5834; June, .5417; July,
 .50; Aug., .4584; Sept., .4167; Oct.
 .375; Nov., .3334; Dec., .2917.

All shares issued in excess of the
amount mentioned in Article Six of this
application must be reported within 60
days from date of issuance thereof, and
franchise tax and license fee paid
thereon; otherwise, the corporation is
subject to a penalty of 1% for each
month on the amount until reported and
subject to a fine not to exceed $500.00.

The same fees are required for a
subsequent issue of shares except the
filing fee is $1.00 instead of $20.00.

                  FILED
              JUNE 22 1955

- ----------------------------------------

                                  ----------------------------------------------
                                            (Do not write in this space)

                                  Date Paid                       8-24-55
                                  Initial License Fee             $
                                  Franchise Tax                   $
                                  Filing Fee                      $
       (File in Duplicate)        Clerk
                                  ----------------------------------------------

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                             SUN VALLEY BAKING CORP.
                  --------------------------------------------
                             (Exact Corporate Name)

To CHARLES F. CARPENTIER
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST: The name of the corporation is:

                             SUN VALLEY BAKING CORP.

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     BE IT RESOLVED that Article One of the Articles of Incorporation of SUN VALLEY BAKING CORP. be amended to change the name of the corporation from SUN VALLEY BAKING CORP. to SUN VALLEY BAKERIES, INC.

                                                                            PAID

(Disregard separation              ARTICLE THIRD: The number of shares of the
into classes if class         corporation outstanding at the time of the
voting does not apply to      adoption of said amendment or amendments was 650;
the amendment voted on.)      and the number of shares of each class entitled to
                              vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                 Class                      Number of Shares

                              Of the 1000 shares reported under Article 6 of the Articles of Incorporation, only 650; shares have been issued.

(Disregard separation              ARTICLE FOURTH: The number of shares voted
into classes if class         for said amendment or amendments was 650; and the
voting does not apply to      number of shares voted against said amendment or
the amendment voted on.)      amendments was none. The number of shares of each
                              class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

                                  Class                  Number of Shares Voted

                                                         For            Against


(Disregard this Article where      ARTICLE FIFTH: The manner is which the
the amendments contain no     exchange, reclassification, or cancellation of
such provisions.)             issued shares, or the reduction of the number of
                              authorized shares of any class below the number of issued shares of that class, provided for said amendment or amendments, shall be effected, is as follows:

(Disregard this Paragraph          ARTICLE SIXTH: Paragraph 1: The manner in
where amendments do not       which said amendment or amendments effecting a
affect stated capital or      change in the amount of stated capital or the
paid-in surplus.)             amount of paid-in surplus, or both, is effected is
                              as follows:


(Disregard this Paragraph          Paragraph 2: The amounts of stated capital
where amendments do not       and of paid-in surplus as changed by said
affect stated capital or      amendment or amendments are as follows:
paid-in surplus.)
                                              Before Amendment  After Amendment

                             Stated Capital...$                $

                             Paid-in surplus..$                $


     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its _____________ President, and its corporate seal to be hereto affixed, attested by its ___________ Secretary, this 17th day of August, 1955.

                                                 SUN VALLEY BAKING CORP.



                                                 By
                                                   ---------------------------
                                                       Its        President

    PLACE
(CORPORATE SEAL)
    HERE

ATTEST:


- -----------------------------------
    Its         Secretary

STATE OF ILLINOIS   )
                    )   ss.
COUNTY OF COOK      )

     I, L. Darlane Silverman, a Notary Public, do hereby certify that on the 17th day of August 1995 STANLEY BENN personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                 L. Darlane Silverman
                                                 ------------------------------
                                                         Notary Public.

    PLACE
(CORPORATE SEAL)
    HERE



Box        3532   File      584
   ------------       ---------

- ----------------------------------------

          ARTICLES OF AMENDMENT

                 to the

        ARTICLES OF INCORPORATION

                   of

         SUN VALLEY BAKING CORP.

             Change of Name

                  FILED

               AUG 24 1955

           Secretary of State

            FILE IN DUPLICATE

            Filing Fee $20.00

- ----------------------------------------

                                  ----------------------------------------------
                                            (Do not write in this space)

                                  Date Paid                       8-31-59
                                  Initial License Fee             $
                                  Franchise Tax                   $
                                  Filing Fee                      $20.00
       (File in Duplicate)        Clerk
                                  ----------------------------------------------

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF
                                                                            PAID
                            SUN VALLEY BAKERIES, INC.
                  --------------------------------------------
                             (Exact Corporate Name)

To CHARLES F. CARPENTIER
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST: The name of the corporation is:

                           SUN VALLEY BAKERIES, INC.

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     RESOLVED, that Articles of Incorporation of this corporation be amended by changing Article One thereof, so that as amended, said Article One shall read as follows:

     "The name of this corporation is BAKE-LINE PRODUCTS, INC."

     RESOLVED, FURTHER, that the officers of this corporation be and they are hereby authorized and directed to make, execute and file all documents necessary or required to effectuate the amendment to the Articles of Incorporation herein provided to be made.


(Disregard separation              ARTICLE THIRD: The number of shares of the
into classes if class         corporation outstanding at the time of the
voting does not apply to      adoption of said amendment or amendments was 1,000
the amendment voted on.)      common shares; and the number of shares of each
                              class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                 Class              Number of Shares

                                 Common                  1,000

(Disregard separation              ARTICLE FOURTH: The number of shares voted
into classes if class         for said amendment or amendments was 1,000: and
voting does not apply to      the number of shares voted against said amendment
the amendment voted on.)      or amendments was -0-. The number of shares of
                              each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

                                 Class                  Number of Shares Voted

                                 Common                 For           Against

                                                        1,000         -0-

(Disregard this Article            ARTICLE FIFTH: The manner is which the
where the amendment           exchange, reclassification, or cancellation of
contains no such              issued shares, or the reduction of the number of
provisions.)                  authorized shares of any class below the number of
                              issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph          ARTICLE SIXTH: Paragraph 1: The manner in
where amendment does not      which said amendment or amendments effecting a
affect stated capital or      change in the amount of stated capital or the
paid-in surplus.)             amount of paid-in surplus, or both, is effected is
                              as follows:

(Disregard this Paragraph          Paragraph 2: The amounts of stated capital
where amendment does not      and of paid-in surplus as changed by this
affect stated capital or      amendment are as follows:
paid-in surplus.)
                                               Before Amendment  After Amendment

                              Stated Capital....$               $

                              Paid-in surplus...$               $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its _____________ President, and its corporate seal to be hereto affixed, attested by its ___________ Secretary, this 28th day of August, 1959.

                                                 SUN VALLEY BAKERIES, INC.
                                                 -------------------------------



                                                 By
                                                    ----------------------------
                                                         Its        President

    PLACE
(CORPORATE SEAL)
    HERE

ATTEST:



- -----------------------------------
    Its         Secretary

STATE OF ILLINOIS )
                  )  ss.
COUNTY OF COOK    )

     I, L. Lorraine Van Boxel, a Notary Public, do hereby certify that on the 28th day of August 1959 WILLIAM SPRINGER personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                     Lorraine Van Boxel
                                                     --------------------------
                                                             Notary Public.

    PLACE
(CORPORATE SEAL)
    HERE

Box        3532   File      584
   ------------       ---------
- ----------------------------------------

          ARTICLES OF AMENDMENT

                 to the

        ARTICLES OF INCORPORATION

                   of

        SUN VALLEY BAKERIES, INC.

             Change of Name

                  FILED

               AUG 31 1959

           Secretary of State

            FILE IN DUPLICATE

            Filing Fee $20.00

- ----------------------------------------

           (76820--PAM--4-58)

      PLEASE TYPE OR PRINT CLEARLY -- FILING DEADLINE IS PRIOR TO 06/01/84

- --------------------------------------------------------------------------------------------
RETURN TO:               STATE OF ILLINOIS                   CORPORATION        D 3532-584-1
Corporation Department   DOMESTIC CORPORATION ANNUAL REPORT  FILE NO.
Secretary of State                                           Federal Employer
Springfield, IL 62756    YEAR OF 1984                        Identification     * 362318208
Telephone (217)                                              Number
782-7808
- --------------------------------------------------------------------------------------------

         o READ ACCOMPANYING FILING INSTRUCTIONS BEFORE MAKING ENTRIES o

   PLEASE RETURN PRE-ADDRESSED FORM, OTHER ENCLOSED FORM FOR YOUR FILE. YOUR
                        CANCELLED CHECK IS YOUR RECEIPT.

     BAKE-LINE PRODUCTS, INC.         2)  FOR CHANGES ONLY
     % THOMAS KALLEN
     1701 S. WINTHROP DRIVE           ------------------------------------------
     DES PLAINES, IL.  60018-0000                    Registered Agent

                                      One Bake-Line Plaza
                                      ------------------------------------------
                                            Registered Office - Street Address


                                      Des Plaines, IL 606016
                                      ------------------------------------------
                                                 City, County, IL Zip Code


1B)  CORPORATION HAS NO ASSUMED NAME

3)   Date Incorporated 06/22/1955 Period of duration PERPETUAL
                                  (If not perpetual)

4) The Names and addresses of the officers and directors are: (if officers are directors, so state.)

      NAME                OFFICE              NUMBER & STREET      CITY             STATE  ZIP
- -------------------------------------------------------------------------------------------------
Thomas Kallen         President & Dir.       6056  N. Kirkwood     Chicago           IL    60646
- -------------------------------------------------------------------------------------------------
Howard S. Stone       Secretary & Dir.       1425 St. Johns        Highland Park     IL    60035
                                             Avenue
- -------------------------------------------------------------------------------------------------
Thomas Kallen         Treasurer & Dir.       6056  N. Kirkwood     Chicago           IL    60646
- -------------------------------------------------------------------------------------------------
Robert Kallen         Director               6056  N. Kirkwood     Chicago           IL    60646
- -------------------------------------------------------------------------------------------------
David Kallen          Director               6056  N. Kirkwood     Chicago           IL    60646
- -------------------------------------------------------------------------------------------------
Julie Hainsfurther    Director               3379 Krenn Avenue     Highland Park     IL    60035
- -------------------------------------------------------------------------------------------------

5)   The type of business actually conducted in Illinois is:

6)   Number of shares authorized and issued (as of 03/31/84)


CLASS          SERIES    PAR VALUE      NUMBERS AUTHORIZED    NUMBER ISSUED

Common         none      $25.00         4,000                 1,000
                                                              (687.5 in treas.)


7a) The amount of stated capital and     7b) The Taxable Capital on record with
    paid-in surplus as of 03/31/84 is:       the Secretary of State is:

    STATED CAPITAL    $25,000.00             Total $25,000
                      ----------                   -------

    PAID-IN SURPLUS   $   none
                      ----------

         TOTAL        $25,000.00
                      ==========

                  (Please complete reverse side of this report)


8)  By                                                President       4/19/84
      -------------------------------------------------------------------------
      (Any Authorized Officer's Signature)            Title            (Date)
      (Pres, or V. Pres. required if changes listed in 2)

ATTEST                                                Secretary       4/19/84
      -------------------------------------------------------------------------
                                                      Title            (Date)


Under the penalty of perjury and as an authorized declare that this annual reportaand, if applicable, ment of change of registered agent and/or office, examined by me and is to the best of my knowledge, belief, true, correct and complete.